UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)

September 12, 2022

PATTERSON COMPANIES, INC.

(Exact Name of Registrant as Specified in Its Charter)

Minnesota	0-20572	41-0886515
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1031 Mendota Heights Road

St. Paul, Minnesota 55120

(Address of Principal Executive Offices, including Zip Code)

(651) 686-1600

(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01	PDCO	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a)    The Company held its annual meeting of shareholders (the “Annual Meeting”) on September 12, 2022. There were 97,335,115 shares of the Company’s common stock outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, the holders of 89,050,781 shares of common stock were represented in person or by proxy; therefore, a quorum was present.

(b)    The matters that were voted upon at the Annual Meeting, and the number of votes cast for or against, as well as the number of abstentions and broker non-votes, as to each such matter, where applicable, are set forth below.

Proposal No. 1: Election of Directors

John D. Buck, Alex N. Blanco, Jody H. Feragen, Robert C. Frenzel, Philip G. McKoy, Ellen A. Rudnick, Neil A. Schrimsher and Mark S. Walchirk were elected directors of the Company to have terms expiring in 2023, and until their successors shall be elected and duly qualified. The results of the vote were as follows:

	For	Against	Abstain	Broker Non-Votes
John D. Buck	78,535,284	2,474,052	45,878	7,995,567
Alex N. Blanco	80,553,856	454,900	46,458	7,995,567
Jody H. Feragen	79,050,894	1,962,480	41,840	7,995,567
Robert C. Frenzel	79,626,905	1,373,204	55,105	7,995,567
Philip G. McKoy	80,601,603	379,989	73,622	7,995,567
Ellen A. Rudnick	78,526,824	2,479,496	48,894	7,995,567
Neil A. Schrimsher	79,569,065	1,414,116	72,033	7,995,567
Mark S. Walchirk	79,302,460	1,699,603	53,151	7,995,567

Proposal No. 2 : Advisory Vote on Executive Compensation

The advisory proposal concerning the Company’s executive compensation program was approved. The results of the non-binding vote were as follows:

For	Against	Abstain	Broker Non-Votes
78,818,945	2,032,409	203,860	7,995,567

Proposal No. 3: Ratification of the Appointment of the Company’s Independent Registered Public Accounting Firm

The proposal to ratify the selection of Ernst and Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending April 29, 2023 was approved. The results of the vote were as follows:

For	Against	Abstain
87,030,474	1,978,582	41,725

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PATTERSON COMPANIES, INC.

Date: September 14, 2022	By:	/s/ Les B. Korsh
Les B. Korsh
Chief Legal Officer